                                                       EXHIBIT 99.1
                                                       CONTACT:  Robert K. Hynes
                                                                  Monica Burrows
                                                                  (212) 355-5200

                                                     RELEASE DATE:  May 13, 2003

FOR IMMEDIATE RELEASE

                    WHX ANNOUNCES 2003 FIRST QUARTER RESULTS

NEW YORK - WHX CORPORATION (NYSE: WHX)

            WHX today  reported  a net loss of $8.8  million,  on sales of $81.0 million,  for the first quarter of 2003 compared to a net loss of $19.3 million, on sales of $92.8 million,  in the same period in 2002. The 2003 results include a gain on the  retirement  of debt of $1.0  million  compared to a gain of $29.0 million in the first quarter of 2002. In 2002 the Company changed its accounting method for  evaluating  goodwill  for  impairment  as required by  Statement  of
Financial  Accounting  Statement  No.  142.  As a result,  WHX  recorded a $44.0
million  non-cash  charge  ($4.18  per  diluted  common  share),   for  goodwill
impairment  related to the Handy & Harman Wire Group in the first quarter of
2002.  This charge is shown as the  cumulative  effect of an accounting  change.
After  deducting  preferred  dividend  requirement,  basic and diluted  loss per common share was $2.57 for the first  quarter of 2003 compared with diluted loss per common  share of $1.83 for the first  quarter of 2002.  Included in the 2002 results  is income  from  discontinued  operations  of $1.9  million or $.18 per diluted share.

            On  November  16,   2000,   one  of  the   Company's   wholly  owned
subsidiaries, Wheeling-Pittsburgh Corporation (WPC), and its subsidiaries, filed
petitions  seeking   reorganization  under  Chapter  11  of  the  United  States
Bankruptcy  Code. As a result of the Bankruptcy  Filing,  the Company has, as of
November 16, 2000, deconsolidated the balance sheet of WPC and its subsidiaries.
As a result of the deconsolidation, the consolidated balance sheets at March 31,
2003 and  December 31, 2002 do not include any of the assets or  liabilities  of
WPC  and  its  subsidiaries,  and the  accompanying  March  31,  2003  and  2002 consolidated  statement of operations  excludes the operating results of WPC. As part of the WPC's  amended Plan of  Reorganization,  WHX has agreed  (subject to certain  conditions)  to  provide  additional  funds to WPC  amounting  to $20.0 million.  As a result of its probable  obligation,  WHX recorded a $20.0 million charge as equity in loss of WPC in the fourth quarter of 2002.

PBGC Notice

            As  previously  announced,  on March 6, 2003,  the  Pension  Benefit
Guaranty Corporation ("PBGC") issued its Notice of Determination  ("Notice") and on March 7, 2003 the PBGC published its Notice and filed a Summons and Complaint
("Complaint")  in United States District Court for the Southern  District of New
York  seeking the  involuntary  termination  of the WHX Pension  Plan.  The PBGC stated in its  Notice  that it took this  action  because  of its  concern  that
"PBGC's  possible  long-run  loss  with  respect  to the WHX  Pension  Plan  may reasonably be expected to increase  unreasonably if the Plan is not terminated."

WHX filed an answer to this  complaint on March 25, 2003,  contesting the PBGC's action.  The PBGC has announced in a press release that it contends that the WHX
Pension  Plan has roughly $300 million in assets to cover more than $443 million in benefit liabilities, resulting in a funding shortfall of roughly $143 million
(without accounting for plant shutdown benefits). Furthermore, the PBGC contends in a press release that plant  shutdown  liabilities of the WHX Pension Plan, if they  were to  occur,  would  exceed  $378  million.  WHX  disputes  the  PBGC's calculation of liabilities  and shutdown claims since the actual amount of these
liabilities  may  be  substantially   less,   based  on  alternative   actuarial
assumptions.  Furthermore,  WHX disputes  the PBGC's  assumption  regarding  the likelihood of large-scale  shutdowns at WPC. However,  there can be no assurance that WHX's assertions will be accepted and that plant shutdowns would not occur.

WHEELING-PITTSBURGH STEEL CORPORATION LOAN GUARANTEE

            On March 26, 2003,  Wheeling-Pittsburgh  Steel Corporation ("WPSC"),
an  indirect  subsidiary  of WHX,  issued a press  release  announcing  that its revised $250.0 million loan guarantee  application was approved by the Emergency
Steel Loan  Guarantee  Board.  The  approval  of the  guaranty is subject to the satisfaction of various conditions including,  without limitation,  confirmation of a plan of reorganization  for WPSC and resolution of the treatment of the WHX
Pension Plan acceptable to the Pension Benefit  Guaranty  Corporation.  The loan will be used to finance WPSC's emergence from bankruptcy  protection and to fund its strategic plan, which calls for investments in  state-of-the-art  technology that will improve manufacturing efficiency.

FIRST QUARTER OPERATING RESULTS AND OTHER INCOME / EXPENSE

            Sales in the first quarter of 2003 were $81.0 million  compared with
$92.8 million in 2002.  Sales  decreased by $12.5 million at the Precious  Metal
Segment  and by $2.5  million  at the Wire &  Tubing  Segment.  These  sales declines  are  related  to the  closure  of several  facilities  in 2002.  Sales increased  by  $3.2  million  at the  Engineered  Materials  Segment  due to new products and market share gains.

            For the first quarter of 2003,  operating  income was a loss of $7.9 million,  compared to  operating  income of $.6 million in the first  quarter of
2002. The 2003 results include a charge of $3.5 million for employee  separation and related  expenses  resulting from a reduction in executive,  administrative, and information technology personnel at the Handy & Harman subsidiary.  This charge has been  allocated to the three  business  segments and should result in cost savings in future periods.

            Operating  income from the Precious  Metal segment  declined by $2.8 million  from income of $1.6  million in the first  quarter of 2002 to a loss of
$1.2 million in the first quarter of 2003.  The decline  includes a $1.3 million lower of cost or market charge for precious metal  inventory and $1.0 million in allocated employee separation expense. Operating income at the Wire & Tubing segment  declined by $2.5 million from  operating  income of $1.8 million  first quarter of 2002 to a $.7 million  operating  loss in the first  quarter of 2003.
This decline includes $1.5 million in allocated employee separation expense. The
balance  of  this  decline   resulted  from  the   continued   weakness  in  the
semiconductor fabrication and telecommunication markets, as well as increased steel  costs and  declining  sales  prices.  The  Engineered  Materials  segment reported  operating  income of $.6 million in the first quarter of 2003 compared to $1.9 million of operating  income in the first quarter of 2002.  This decline includes $.9 million in allocated employee  separation  expense.  The balance of this decline resulted  primarily from increased raw material costs.  Unallocated corporate  expenses  increased from $4.7 million in the first quarter of 2002 to
$6.6 million in the first  quarter of 2003 as a result of an increase in pension expense of $2.1 million.

            Other  income/expense  was an  expense  $1.5  million  in the  first quarter of 2003 compared to $1.2 million of income in the first quarter of 2002.

LIQUIDITY AND CAPITAL

            At March 31, 2003,  total  liquidity,  comprising  cash,  short-term investments and funds available under bank credit  arrangements,  totaled $115.3 million.  At March 31, 2003, funds available under credit  arrangements  totaled
$11.8 million.  An unfavorable  resolution of the PGBC action,  discussed  above would have a material  adverse  effect on the liquidity,  capital  resources and results of operations and financial  position of the WHX Group. Such PBGC action may  result  in one or more  events  of  default  under  various  WHX  financial agreements,  any one of  which  would  have a  material  adverse  effect  on the liquidity, capital resources and results of operations and financial position of the WHX Group.  The WHX Group has  elected  not to borrow any  additional  funds under  its  bank  credit  arrangement  until  such  time as the PBGC  action  is resolved.

            This press release contains  forward-looking  statements  within the meaning of Section 27A of the  Securities  Act of 1933, as amended,  and Section
21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors  created  thereby.  Investors are cautioned that all forward-looking  statements  involve risks and  uncertainty,  including  without limitation,  general economic  conditions,  the ability of the Company to market and sell its products, and the effects of competition and pricing.  Although the
Company believes that the assumptions underlying the forward-looking  statements are reasonable, any of the assumptions could be inaccurate, and therefore, there cannot be assurance that any  forward-looking  statements included in this press release will prove to be  accurate.  In light of the  significant  uncertainties inherent in any  forward-looking  statements  included herein,  the inclusion of such information  should not be regarded as a  representation  by the Company or any other person that the objectives and plans of the Company will be achieved.

CONFERENCE CALL

            WHX  Corporation  invites all  interested  parties to the  Company's first quarter 2003 conference call scheduled for Thursday, May 15, 2003 at 11:00
A.M. Eastern Time.  Callers can listen in by dialing (800) 437-3848 and entering access code 424128.

                                 WHX CORPORATION
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                                                    Three Months Ended March 31,
                                                                         2003        2002
                                                                                  Restated
                                                                          (in thousands)
Net sales                                                             $ 81,000    $ 92,823

Cost of goods sold                                                      66,949      75,191
                                                                      --------    --------
Gross profit                                                            14,051      17,632

Selling, general and administrative expenses                            21,986      17,019
                                                                      --------    --------
Income (loss) from operations                                           (7,935)        613
                                                                      --------    --------
Other:
           Interest expense                                              5,017       8,803
           Gain on early retirement of debt                              1,033      29,016
           Other income (expense)                                       (1,508)      1,238
                                                                      --------    --------
Income (loss) from continuing operations before taxes                  (13,427)     22,064

Tax benefit                                                             (4,579)       (787)
                                                                      --------    --------
Income (loss) from continuing operations                                (8,848)     22,851
                                                                      --------    --------
Discontinued operations:

Income from discontinued operations - net of tax                          --         1,851
                                                                      --------    --------
                                                                          --         1,851
                                                                      --------    --------
Income (loss) before cumulative effect of accounting change             (8,848)     24,702
Cumulative effect of accounting change                                    --       (44,000)
                                                                      --------    --------
Net loss                                                              $ (8,848)   $(19,298)
                                                                      ========    ========
Dividend requirement for preferred stock                              $  4,856    $  4,775
                                                                      ========    ========
Net loss applicable to common stockholders                            $(13,704    $(24,073)
                                                                      ========    ========
BASIC PER SHARE OF COMMON STOCK
Income (loss) from continuing operations net of preferred dividends   $  (2.57)   $   3.42
Discontinued operations                                                   --          0.35
Cumulative effect of accounting change                                    --         (8.32)
                                                                      --------    --------
Net loss per share                                                    $  (2.57)   $  (4.55)
                                                                      ========    ========
DILUTED PER SHARE OF COMMON STOCK

Income (loss) from continuing operations                              $  (2.57)   $   2.17
Discontinued operations                                                   --          0.18
Cumulative effect of accounting change                                    --         (4.18)
Net loss per share                                                    $  (2.57)   $  (1.83)
                                                                      ========    ========

(1)  The results of the 2002 period have been  restated to reflect the  adoption of SFAS  No.  145 and  the  classification  of  Unimast  as a  discontinued
     operation.

                                 WHX CORPORATION
                          BUSINESS SEGMENT INFORMATION

(in thousands)                                                         Three Months Ended
                                                                           March 31,
                                                                           2003       2002
                                                                        --------    --------
                                                                                   (Restated)
Revenue

   Precious Metal                                                       $ 22,354    $ 34,872
   Wire & Tubing                                                      32,148      34,613
   Engineered Materials                                                   26,498      23,338
                                                                        --------    --------
           Consolidated revenue                                         $ 81,000    $ 92,823
                                                                        ========    ========

Segment operating income
   Precious Metal                                                       $ (1,199)   $  1,587
   Wire & Tubing                                                        (725)      1,843
   Engineered Materials                                                      613       1,888
                                                                        --------    --------
                                                                          (1,311)      5,318
                                                                        --------    --------

Unallocated corporate expenses                                             6,624       4,705
                                                                        --------    --------

    Operating income (loss)                                               (7,935)        613

Interest expense                                                           5,017       8,803
Gain on early retirement of debt                                           1,033      29,016
Other income (expense)                                                    (1,508)      1,238
                                                                        --------    --------

         Income (loss) before taxes, discontinued operations
           And cumulative effect of accounting change                    (13,427)     22,064

Income tax expense (benefit)                                              (4,579)       (787)
Income from discontinued operations - net of tax                            --         1,851
                                                                        --------    --------

          Income (loss) before cumulative effect of accounting change     (8,848)     24,702

Cumulative effect of accounting change - net of tax                         --       (44,000)

          Net income (loss)                                             $ (8,848)   $(19,298)
                                                                        ========    ========

(1)  The results of the 2002 period have been  restated to reflect the  adoption of SFAS  No.  145 and  the  classification  of  Unimast  as a  discontinued
     operation.